Phoenix Insight Funds Trust

Phoenix Insight Money Market Fund

Supplement dated December 21, 2007 to the Statement of Additional Information (“SAI”)

dated May 1, 2007, as supplemented May 1, 2007, May 24, 2007, August 20, 2007,

September 7, 2007, November 9, 2007 and December 10, 2007

IMPORTANT NOTICE TO INVESTORS

The Phoenix Insight Money Market Fund’s policy regarding investments in illiquid securities has been revised so that the 10% restriction on illiquid securities is measured at the time of purchase, consistent with regulatory guidelines.

Accordingly, on page 2 of the SAI, the first sentence of the paragraph following the end of the list of investment restrictions is hereby restated to read: “Except as noted below, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.”

Investors should retain this supplement with the

Statement of Additional Information for future reference.

PXP 4561—MMF InvRestRev (12/07)